UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of  earliest event reported): October 23, 2018

CARBON BLACK,  INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38478	55-0810166

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street
Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(617) 393-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 2.02           Results of Operations and Financial Condition.

On October 25, 2018, Carbon Black, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2018. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of           Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2018, the Company appointed Thomas Hansen as Chief Operating Officer of the Company.

Mr. Hansen, 48, previously served as the Company’s Executive Vice President and Chief Revenue Officer since July 2017. Prior to that, Mr. Hansen served as Global Vice President of Revenue of Dropbox, Inc. from 2015 to 2017. From 2001 to 2015, Mr. Hansen served in a variety of roles at Microsoft Corporation, including Worldwide Vice President of Small and Medium Business from 2010 to 2015, Worldwide General Manager of Distribution from 2009 to 2010, Regional General Manager from 2007 to 2009 and Regional Director from 2001 to 2006. Mr. Hansen holds an MSc and a BSc in Economics from Copenhagen Business School in Denmark.

There are no family relationships between Mr. Hansen and any director or executive officer of the Company, and other than as described in this Item 5.02, Mr. Hansen has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01            Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

99.1	Press Release of Carbon Black, Inc., dated October 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carbon Black, Inc.

Dated: October 25, 2018	By:	/s/ Mark P. Sullivan
Mark P. Sullivan
Executive Vice President and Chief Financial Officer